First Quarter 2020
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pre-tax pre-provision net income, adjusted pre-tax pre-provision diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted pre-tax pre-provision mortgage contribution, adjusted return on average assets and equity, adjusted pre-tax pre-provision return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity, and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity, pro forma adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Shara Data and %)
	2020	2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$69,674	$71,643	$73,242	$71,719	$65,933
Total interest expense	13,425	13,951	14,937	14,696	12,917
Net interest income	56,249	57,692	58,305	57,023	53,016
Total noninterest income	42,700	35,234	38,145	32,979	29,039
Total noninterest expense	68,559	62,686	62,935	64,119	55,101
Earnings before income taxes and provisions for credit losses	30,390	30,240	33,515	25,883	26,954
Provisions for credit losses	29,565	2,950	1,831	881	1,391
Income tax expense	80	5,718	7,718	6,314	5,975
Net income	$745	$21,572	$23,966	$18,688	$19,588
Net interest income (tax—equivalent basis)	$56,784	$58,212	$58,769	$57,488	$53,461
Adjusted net income*	$5,296	$22,079	$24,267	$22,098	$20,826
Adjusted pre-tax, pre-provision earnings*	$33,440	$30,926	$33,922	$30,495	$28,629
Per Common Share
Diluted net income	$0.02	$0.68	$0.76	$0.59	$0.62
Adjusted diluted net income*	0.17	0.70	0.77	0.70	0.66
Book value	24.40	24.56	24.08	23.29	22.51
Tangible book value*	18.35	18.55	18.03	17.18	17.73
Weighted average number of shares outstanding- fully diluted	31,734,112	31,470,565	31,425,573	31,378,018	31,349,198
Period-end number of shares	32,067,356	31,034,315	30,927,664	30,865,636	30,852,665
Selected Balance Sheet Data
Cash and cash equivalents	$425,094	$232,681	$242,997	$164,336	$195,414
Loans held for investment (HFI)	4,568,038	4,409,642	4,345,344	4,289,516	3,786,791
Allowance for credit losses (a)	(89,141)	(31,139)	(31,464)	(30,138)	(29,814)
Loans held for sale	325,304	262,518	305,493	294,699	248,054
Investment securities, at fair value	767,575	691,676	671,781	678,457	670,835
Other real estate owned, net	17,072	18,939	16,076	15,521	12,828
Total assets	6,655,687	6,124,921	6,088,895	5,940,402	5,335,156
Customer deposits	5,356,569	4,914,587	4,896,327	4,812,962	4,242,349
Brokered and internet time deposits	20,363	20,351	25,436	29,864	60,842
Total deposits	5,376,932	4,934,938	4,921,763	4,842,826	4,303,191
Borrowings	327,822	304,675	307,129	257,299	229,178
Total shareholders' equity	782,330	762,329	744,835	718,759	694,577
Selected Ratios
Return on average:
Assets	0.05%	1.39%	1.59%	1.30%	1.54%
Shareholders' equity	0.39%	11.2%	13.0%	10.6%	11.6%
Tangible common equity*	0.52%	14.9%	17.5%	14.4%	14.8%
Average shareholders' equity to average assets	12.0%	12.4%	12.2%	12.3%	13.2%
Net interest margin (NIM) (tax-equivalent basis)	3.92%	4.12%	4.28%	4.39%	4.61%
Efficiency ratio (GAAP)	69.3%	67.5%	65.3%	71.2%	67.2%
Core efficiency ratio (tax-equivalent basis)*	65.7%	66.5%	64.5%	65.9%	64.9%
Loans HFI to deposit ratio	85.0%	89.4%	88.3%	88.6%	88.0%
Total loans to deposit ratio	91.0%	94.7%	94.5%	94.7%	93.8%
Yield on interest-earning assets	4.84%	5.11%	5.37%	5.52%	5.73%
Cost of interest-bearing liabilities	1.27%	1.38%	1.50%	1.54%	1.52%
Cost of total deposits	0.94%	1.02%	1.11%	1.14%	1.14%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI (a)	1.95%	0.71%	0.72%	0.70%	0.79%
Net charge-offs as a percentage of average loans HFI	0.19%	0.30%	0.05%	0.05%	0.06%
Nonperforming loans HFI as a percentage of total loans HFI	0.68%	0.60%	0.47%	0.43%	0.41%
Nonperforming assets as a percentage of total assets	0.74%	0.77%	0.62%	0.59%	0.57%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	11.8%	12.4%	12.2%	12.1%	13.0%
Tangible common equity to tangible assets*	9.11%	9.69%	9.45%	9.22%	10.5%
Tier 1 capital (to average assets)	10.3%	10.1%	10.1%	10.0%	11.5%
Tier 1 capital (to risk-weighted assets)	11.6%	11.6%	11.3%	11.0%	12.7%
Total capital (to risk-weighted assets)	12.5%	12.2%	12.0%	11.6%	13.4%
Common equity Tier 1 (to risk-weighted assets) (CET1)	11.0%	11.1%	10.8%	10.4%	12.0%
(a) Excludes reserve for credit losses on unfunded commitments of $4.6 million recorded in accrued expensed and other liabilities.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q1 2020	Q1 2020
						vs.	vs.
	2020	2019				Q4 2019	Q1 2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$63,754	$66,095	$67,639	$66,276	$60,448	(3.54)%	5.47%
Interest on securities
Taxable	3,056	2,969	3,137	3,548	3,569	2.93%	(14.4)%
Tax-exempt	1,433	1,327	1,174	1,160	1,144	7.99%	25.3%
Other	1,431	1,252	1,292	735	772	14.3%	85.4%
Total interest income	69,674	71,643	73,242	71,719	65,933	(2.75)%	5.67%
Interest expense:
Deposits	12,168	12,703	13,522	13,488	11,855	(4.21)%	2.64%
Borrowings	1,257	1,248	1,415	1,208	1,062	0.72%	18.4%
Total interest expense	13,425	13,951	14,937	14,696	12,917	(3.77)%	3.93%
Net interest income	56,249	57,692	58,305	57,023	53,016	(2.50)%	6.10%
Provision for credit losses	27,964	2,950	1,831	881	1,391	847.9%	1,910.4%
Provision for credit losses on unfunded commitments	1,601	—	—	—	—	100.0%	100.0%
Net interest income after provisions for credit losses	26,684	54,742	56,474	56,142	51,625	(51.3)%	(48.3)%
Noninterest income:
Mortgage banking income	32,745	26,176	29,193	24,526	21,021	25.1%	55.8%
Service charges on deposit accounts	2,563	2,657	2,416	2,327	2,079	(3.54)%	23.3%
ATM and interchange fees	3,134	3,315	3,188	3,002	2,656	(5.46)%	18.0%
Investment services and trust income	1,697	1,326	1,336	1,287	1,295	28.0%	31.0%
Gain (loss) from securities, net	63	(18)	(20)	52	43	(450.0)%	46.5%
Gain (loss) on sales or write-downs of other real estate owned	51	433	(126)	277	(39)	(88.2)%	(230.8)%
(Loss) gain from other assets	(328)	(156)	44	(183)	191	110.3%	(271.7)%
Other income	2,775	1,501	2,114	1,691	1,793	84.9%	54.8%
Total noninterest income	42,700	35,234	38,145	32,979	29,039	21.2%	47.0%
Total revenue	98,949	92,926	96,450	90,002	82,055	6.48%	20.6%
Noninterest expenses:
Salaries, commissions and employee benefits	43,622	39,589	40,880	37,918	33,697	10.2%	29.5%
Occupancy and equipment expense	4,178	3,534	4,058	4,319	3,730	18.2%	12.0%
Legal and professional fees	1,558	2,074	1,993	1,694	1,725	(24.9)%	(9.68)%
Data processing	2,453	2,746	2,816	2,643	2,384	(10.7)%	2.89%
Merger costs	3,050	686	295	3,783	621	344.6%	391.1%
Amortization of core deposits and other intangibles	1,204	1,159	1,197	1,254	729	3.88%	65.2%
Advertising	2,389	2,072	1,895	2,434	2,737	15.3%	(12.7)%
Mortgage restructuring expense	—	—	112	829	1,054	—%	(100.0)%
Other expense	10,105	10,826	9,689	9,245	8,424	(6.7)%	19.95%
Total noninterest expense	68,559	62,686	62,935	64,119	55,101	9.37%	24.4%
Income before income taxes	825	27,290	31,684	25,002	25,563	(97.0)%	(96.8)%
Income tax expense	80	5,718	7,718	6,314	5,975	(98.6)%	(98.7)%
Net income	$745	$21,572	$23,966	$18,688	$19,588	(96.5)%	(96.2)%
Earnings available to common shareholders	$745	$21,458	$23,838	$18,588	$19,483
Weighted average common shares outstanding:
Basic	31,257,739	30,934,092	30,899,583	30,859,596	30,786,684	1.05%	1.53%
Fully diluted	31,734,112	31,470,565	31,425,573	31,378,018	31,349,198	0.84%	1.23%
Earnings per common share:
Basic	$0.02	$0.69	$0.77	$0.60	$0.63	(97.1)%	(96.8)%
Fully diluted	0.02	0.68	0.76	0.59	0.62	(97.1)%	(96.8)%
Fully diluted- adjusted*	0.17	0.70	0.77	0.70	0.66	(76.2)%	(74.8)%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q1 2020	Q1 2020
						vs.	vs.
	2020	2019				Q4 2019	Q1 2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$26,841	$48,806	$31,594	$64,458	$60,253	(181.0)%	(55.5)%
Federal funds sold	59,199	131,119	50,532	9,781	6,600	(220.6)%	797.0%
Interest-bearing deposits in financial institutions	339,054	52,756	160,871	90,097	128,561	2182.7%	163.7%
Cash and cash equivalents	425,094	232,681	242,997	164,336	195,414	332.6%	117.5%
Investments:
Available-for-sale debt securities, at fair value	764,217	688,381	668,531	675,215	667,654	44.3%	14.5%
Equity securities, at fair value	3,358	3,295	3,250	3,242	3,181	7.69%	5.56%
Federal Home Loan Bank stock, at cost	16,445	15,976	15,976	15,976	13,432	11.8%	22.4%
Loans held for sale, at fair value	325,304	262,518	305,493	294,699	248,054	96.2%	31.1%
Loans held for investment	4,568,038	4,409,642	4,345,344	4,289,516	3,786,791	14.4%	20.6%
Less: allowance for credit losses	89,141	31,139	31,464	30,138	29,814	749.2%	199.0%
Net loans	4,478,897	4,378,503	4,313,880	4,259,378	3,756,977	9.22%	19.2%
Premises and equipment, net	100,406	90,131	91,815	92,407	87,013	45.9%	15.4%
Other real estate owned, net	17,072	18,939	16,076	15,521	12,828	(39.6)%	33.1%
Operating lease right-of-use assets	31,628	32,539	34,812	35,872	32,694	(11.3)%	(3.26)%
Interest receivable	19,644	17,083	17,729	17,952	16,611	60.3%	18.3%
Mortgage servicing rights, at fair value	62,581	75,521	66,156	66,380	64,031	(68.9)%	(2.26)%
Goodwill	174,859	169,051	168,486	168,486	137,190	13.8%	27.5%
Core deposit and other intangibles, net	18,876	17,589	18,748	19,945	10,439	29.4%	80.8%
Other assets	217,306	122,714	124,946	110,993	89,638	310.0%	142.4%
Total assets	$6,655,687	$6,124,921	$6,088,895	$5,940,402	$5,335,156	34.9%	24.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$1,335,799	$1,208,175	$1,214,373	$1,111,921	$964,745	42.5%	38.5%
Interest-bearing checking	1,139,462	1,014,875	1,029,430	984,847	937,323	49.4%	21.6%
Money market and savings	1,667,374	1,520,035	1,481,697	1,468,867	1,257,863	39.0%	32.6%
Customer time deposits	1,213,934	1,171,502	1,170,827	1,247,327	1,082,418	14.6%	12.2%
Brokered and internet time deposits	20,363	20,351	25,436	29,864	60,842	0.24%	(66.5)%
Total deposits	5,376,932	4,934,938	4,921,763	4,842,826	4,303,191	36.0%	25.0%
Borrowings	327,822	304,675	307,129	257,299	229,178	30.6%	43.0%
Operating lease liabilities	34,572	35,525	37,760	38,722	35,093	(10.8)%	(1.48)%
Accrued expenses and other liabilities	134,031	87,454	77,408	82,796	73,117	214.2%	83.3%
Total liabilities	5,873,357	5,362,592	5,344,060	5,221,643	4,640,579	38.3%	26.6%
Shareholders' equity:
Common stock, $1 par value	32,067	31,034	30,928	30,866	30,853	13.4%	3.93%
Additional paid-in capital	460,938	425,633	426,816	425,644	423,647	33.4%	8.80%
Retained earnings	266,385	293,524	274,491	253,080	236,947	(37.2)%	12.4%
Accumulated other comprehensive income, net	22,940	12,138	12,600	9,169	3,130	357.9%	632.9%
Total shareholders' equity	782,330	762,329	744,835	718,759	694,577	10.6%	12.6%
Total liabilities and shareholders' equity	$6,655,687	$6,124,921	$6,088,895	$5,940,402	$5,335,156	34.9%	24.8%

FB Financial Corporation	6

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	March 31, 2020			December 31, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,495,069	$61,817	5.53%	$4,384,180	$64,053	5.80%
Loans held for sale(b)	214,150	1,990	3.74%	257,833	2,095	3.22%
Securities:(b)
Taxable	512,774	3,056	2.40%	505,299	2,969	2.33%
Tax-exempt(a)	197,961	1,915	3.89%	181,922	1,794	3.91%
Total securities(a)	710,735	4,971	2.81%	687,221	4,763	2.75%
Federal funds sold	107,489	245	0.92%	69,749	301	1.71%
Interest-bearing deposits with other financial institutions	287,499	1,082	1.51%	185,319	790	1.69%
FHLB stock	16,226	104	2.58%	15,976	161	4.00%
Total interest-earning assets(a)	5,831,168	70,209	4.84%	5,600,278	72,163	5.11%
Noninterest-earning assets:
Cash and due from banks	64,438			49,318
Allowance for credit losses	(63,034)			(31,631)
Other assets	576,845			539,966
Total noninterest-earning assets	578,249			557,653
Total assets	$6,409,417			$6,157,931
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,085,849	$2,179	0.81%	$981,572	$2,068	0.84%
Money market	1,383,229	3,971	1.15%	1,320,268	4,309	1.29%
Savings deposits	233,807	79	0.14%	210,550	79	0.15%
Customer time deposits	1,205,385	5,843	1.95%	1,175,467	6,133	2.07%
Brokered and internet time deposits	20,355	96	1.90%	23,219	114	1.95%
Time deposits	1,225,740	5,939	1.95%	1,198,686	6,247	2.07%
Total interest-bearing deposits	3,928,625	12,168	1.25%	3,711,076	12,703	1.36%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	26,961	57	0.85%	27,610	59	0.85%
Federal Home Loan Bank advances	250,000	714	1.15%	250,000	788	1.25%
Subordinated debt	30,930	421	5.47%	30,930	401	5.14%
Other borrowings	7,747	65	3.37%	—	—	—%
Total other interest-bearing liabilities	315,638	1,257	1.60%	308,540	1,248	1.60%
Total interest-bearing liabilities	4,244,263	13,425	1.27%	4,019,616	13,951	1.38%
Noninterest-bearing liabilities:
Demand deposits	1,284,331			1,253,311
Other liabilities	111,894			123,055
Total noninterest-bearing liabilities	1,396,225			1,376,366
Total liabilities	5,640,488			5,395,982
Shareholders' equity	768,929			761,949
Total liabilities and shareholders' equity	$6,409,417			$6,157,931
Net interest income(a)		$56,784			$58,212
Interest rate spread(a)			3.57%			3.74%
Net interest margin(a)			3.92%			4.12%
Cost of total deposits			0.94%			1.02%
Average interest-earning assets to average interest-bearing liabilities			137.4%			139.3%
Tax-equivalent adjustment		$535			$520
Loans HFI yield components:
Contractual interest rate(a)		$57,382	5.14%		$58,219	5.27%
Origination and other loan fee income		2,589	0.23%		2,863	0.26%
Accretion on purchased loans		1,578	0.14%		2,526	0.23%
Nonaccrual interest		268	0.02%		439	0.04%
Syndication fee income		—	—%		6	—%
Total loans HFI yield		$61,817	5.53%		$64,053	5.80%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.
(b) Excludes the average balance for unrealized gains (losses) prospectively from Q1 2020 for loans held for sale and investments carried at fair value.

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2019			June 30, 2019			March 31, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,306,725	$65,241	6.01%	$4,177,701	$63,262	6.07%	$3,720,739	$58,137	6.34%
Loans held for sale	262,896	2,448	3.69%	281,252	3,070	4.38%	216,227	2,353	4.41%
Securities:
Taxable	508,924	3,137	2.45%	532,500	3,548	2.67%	518,504	3,569	2.79%
Tax-exempt(a)	153,633	1,588	4.10%	146,282	1,569	4.30%	138,847	1,547	4.52%
Total securities(a)	662,557	4,725	2.83%	678,782	5,117	3.02%	657,351	5,116	3.16%
Federal funds sold	24,388	166	2.70%	12,219	88	2.89%	18,392	123	2.71%
Interest-bearing deposits with other financial institutions	176,708	950	2.13%	81,540	465	2.29%	75,291	446	2.40%
FHLB stock	15,976	176	4.37%	15,165	182	4.81%	13,432	203	6.13%
Total interest-earning assets(a)	5,449,250	73,706	5.37%	5,246,659	72,184	5.52%	4,701,432	66,378	5.73%
Noninterest-earning assets:
Cash and due from banks	51,433			54,659			50,218
Allowance for credit losses	(30,484)			(30,092)			(29,537)
Other assets	518,373			500,145			452,805
Total noninterest-earning assets	539,322			524,712			473,486
Total assets	$5,988,572			$5,771,371			$5,174,918
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$971,686	$2,338	0.95%	$968,081	$2,295	0.95%	$878,167	$2,054	0.95%
Money market	1,260,555	4,607	1.45%	1,221,450	4,508	1.48%	1,073,170	3,956	1.49%
Savings deposits	207,221	78	0.15%	203,602	76	0.15%	176,305	68	0.16%
Customer time deposits	1,184,737	6,362	2.13%	1,185,451	6,299	2.13%	1,053,958	5,309	2.04%
Brokered and internet time deposits	28,273	137	1.92%	56,242	310	2.21%	93,434	468	2.03%
Time deposits	1,213,010	6,499	2.13%	1,241,693	6,609	2.13%	1,147,392	5,777	2.04%
Total interest-bearing deposits	3,652,472	13,522	1.47%	3,634,826	13,488	1.49%	3,275,034	11,855	1.47%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,585	80	1.04%	31,905	117	1.47%	15,319	35	0.93%
Federal Home Loan Bank advances	248,315	918	1.47%	131,726	664	2.02%	117,875	634	2.18%
Subordinated debt	30,930	417	5.35%	30,930	427	5.54%	30,930	393	5.15%
Total other interest-bearing liabilities	309,830	1,415	1.81%	194,561	1,208	2.49%	164,124	1,062	2.62%
Total interest-bearing liabilities	3,962,302	14,937	1.50%	3,829,387	14,696	1.54%	3,439,158	12,917	1.52%
Noninterest-bearing liabilities:
Demand deposits	1,180,685			1,128,311			955,156
Other liabilities	113,884			105,116			96,059
Total noninterest-bearing liabilities	1,294,569			1,233,427			1,051,215
Total liabilities	5,256,871			5,062,814			4,490,373
Shareholders' equity	731,701			708,557			684,545
Total liabilities and shareholders' equity	$5,988,572			$5,771,371			$5,174,918
Net interest income(a)		$58,769			$57,488			$53,461
Interest rate spread(a)			3.87%			3.98%			4.21%
Net interest margin(a)			4.28%			4.39%			4.61%
Cost of total deposits			1.11%			1.14%			1.14%
Average interest-earning assets to average interest-bearing liabilities			137.5%			137.0%			136.7%
Tax-equivalent adjustment		$464			$465			$445
Loans HFI yield components:
Contractual interest rate(a)		$59,645	5.50%		$58,028	5.57%		$52,177	5.69%
Origination and other loan fee income		3,293	0.30%		2,981	0.29%		3,840	0.42%
Accretion on purchased loans		2,102	0.19%		2,097	0.20%		1,831	0.20%
Nonaccrual interest		201	0.02%		156	0.01%		89	0.01%
Syndication fee income		—	—%		—	—%		200	0.02%
Total loans HFI yield		$65,241	6.01%		$63,262	6.07%		$58,137	6.34%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	8

FNB Financial Corporation Opening Balance Sheet (Preliminary)
As of February 14, 2020
(Unaudited)
(In Thousands)

As Recorded by FB Financial Corporation (Preliminary)(a)
Assets
Cash and cash equivalents	$10,774
Securities	50,594
Loans, net of fair value premium	182,171
Allowance for credit losses on PCD loans	(669)
Premises and equipment	8,021
Core deposit intangibles	2,490
Goodwill	5,808
Accrued interest and other assets	4,809
Total assets	$263,998

Liabilities
Deposits	$209,535
Borrowings	3,192
Accrued expenses and other liabilities	1,229
Total liabilities	$213,956

Consideration
Value of 954,797 shares issued	$35,041
Cash paid	15,001
Total consideration	$50,042

Loan composition:
Commercial and industrial	$12,844
Construction	20,441
Residential real estate:
1-to-4 family mortgage	50,161
Residential line of credit	3,934
Multi-family mortgage	7,172
Commercial real estate:
Owner occupied	39,187
Non-owner occupied	39,774
Consumer and other	8,658
Total loans	$182,171

Deposit composition:
Noninterest-bearing	$63,531
Interest-bearing checking	26,451
Money market and savings	37,002
Customer time deposits	82,551
Total deposits	$209,535
(a) The above estimated fair values of assets acquired and liabilities assumed are preliminary and are subject to change during the measurement period as allowed under ASC 805 - Business Combinations.

FB Financial Corporation	9

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2020	2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan(a)	$3,217,598	$3,061,183	$3,011,118	$2,970,794	$2,516,582
Community	820,180	817,380	802,923	803,306	784,671
Specialty lending and other	530,260	531,079	531,303	515,416	485,538
Total	$4,568,038	$4,409,642	$4,345,344	$4,289,516	$3,786,791
Deposits by market
Metropolitan(a)	$3,272,740	$2,963,524	$2,869,049	$2,794,977	$2,350,421
Community	1,731,050	1,642,949	1,620,153	1,612,885	1,482,877
Mortgage and other(b)	373,142	328,465	432,561	434,964	469,893
Total	$5,376,932	$4,934,938	$4,921,763	$4,842,826	$4,303,191
(a) Includes loans and deposits acquired from Farmers National Bank of Scottsville.
(b) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	10

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020	2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$56,233	$57,776	$58,350	$56,979	$52,993
Provisions for credit losses	29,565	2,950	1,831	881	1,391
Mortgage banking income retail footprint	10,651	9,899	10,693	5,451	4,386
Other noninterest income	9,955	9,058	8,952	8,453	8,018
Other noninterest mortgage banking expenses	7,175	8,126	8,087	4,172	2,831
Merger expense	3,050	686	295	3,783	621
Other noninterest expense	40,767	38,918	38,755	37,500	33,109
Pre-tax (loss) income after allocations	$(3,718)	$26,053	$29,027	$24,547	$27,445
Total assets	$6,211,640	$5,795,888	$5,730,492	$5,552,893	$4,987,744
Intracompany funding income included in net interest income	2,375	2,460	2,875	3,290	2,558
Core efficiency ratio*	61.8%	61.1%	59.6%	58.5%	54.7%
Mortgage segment
Net interest income	$16	$(84)	$(45)	$44	$23
Noninterest income	22,094	16,277	18,500	19,075	16,635
Mortgage restructuring expense	—	—	112	829	1,054
Noninterest expense	17,567	14,956	15,686	17,835	17,486
Direct contribution (loss)	$4,543	$1,237	$2,657	$455	$(1,882)
Total assets	$444,047	$329,033	$358,403	$387,509	$347,412
Intracompany funding expense included in net interest income	2,375	2,460	2,875	3,290	2,558
Core efficiency ratio*	79.5%	92.4%	85.0%	93.3%	N/A
Interest rate lock commitments volume during the period
Consumer direct	$1,314,625	$679,096	$973,142	$805,970	$521,603
Retail	779,155	402,490	503,861	407,007	291,800
Wholesale	—	—	159,263	607,373	551,383
Total	$2,093,780	$1,081,586	$1,636,266	$1,820,350	$1,364,786
Interest rate lock commitments pipeline (period end)
Consumer direct	$653,593	$348,389	$519,698	$397,150	$235,505
Retail	430,940	104,809	159,826	135,655	110,480
Wholesale	—	—	—	75,925	146,522
Total	$1,084,533	$453,198	$679,524	$608,730	$492,507
Mortgage sales
Consumer direct	$684,209	$718,624	$588,535	$428,886	$287,720
Retail	158,224	120,487	94,735	81,849	59,084
Retail footprint	199,043	266,328	256,060	205,698	146,312
Wholesale	—	652	284,655	542,229	473,109
Total	$1,041,476	$1,106,091	$1,223,985	$1,258,662	$966,225
Gains and fees from origination and sale of mortgage loans held for sale	$30,390	$31,807	$28,020	$20,976	$15,907
Net change in fair value of loans held for sale, derivatives, and other	3,205	(4,328)	2,304	3,298	2,244
Mortgage servicing income	5,018	4,914	3,960	4,052	4,751
Change in fair value of mortgage servicing rights, net of hedging	(5,868)	(6,217)	(5,091)	(3,800)	(1,881)
Total mortgage banking income	$32,745	$26,176	$29,193	$24,526	$21,021
Mortgage sale margin(a)	2.92%	2.88%	2.29%	1.67%	1.65%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	11

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2020		2019
	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total
Loan portfolio
Commercial and industrial	$1,020,484	23%	$1,034,036	23%	$997,921	23%	$989,288	23%	$888,345	23%
Construction	599,479	13%	551,101	13%	537,784	12%	525,954	12%	539,065	14%
Residential real estate:
1-to-4 family mortgage	750,064	16%	710,454	16%	710,077	17%	688,984	16%	552,239	15%
Residential line of credit	239,799	5%	221,530	5%	215,493	5%	218,006	5%	187,415	5%
Multi-family mortgage	94,638	2%	69,429	2%	80,352	2%	82,945	2%	71,532	2%
Commercial real estate:
Owner occupied	686,543	15%	630,270	14%	620,635	14%	602,723	14%	499,123	13%
Non-owner occupied	910,822	20%	920,744	21%	914,502	21%	922,150	22%	816,880	22%
Consumer and other	266,209	6%	272,078	6%	268,580	6%	259,466	6%	232,192	6%
Total loans HFI	$4,568,038	100%	$4,409,642	100%	$4,345,344	100%	$4,289,516	100%	$3,786,791	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$31,139		$31,464		$30,138		$29,814		$28,932
Impact of adopting ASC 326 (CECL) on non-purchased credit deteriorated loans	30,888		—		—		—		—
Impact of adopting ASC 326 (CECL) on purchased credit deteriorated loans	558		—		—		—		—
Charge-offs	(2,411)		(3,594)		(717)		(770)		(871)
Recoveries	334		319		212		213		362
Provision for credit losses	27,964		2,950		1,831		881		1,391
Initial allowance on acquired loans with credit deterioration	669		—		—		—		—
Allowance for credit losses at the end of the period	$89,141		$31,139		$31,464		$30,138		$29,814
Allowance for credit losses as a percentage of total loans HFI	1.95%		0.71%		0.72%		0.70%		0.79%
Allowance for credit losses on unfunded commitments	4,618		—		—		—		—
Charge-offs
Commercial and Industrial	$(1,234)		$(2,669)		$(3)		$(79)		$(179)
Construction	—		—		—		—		—
Residential real estate:
1-to-4 family mortgage	(242)		(138)		—		(1)		(81)
Residential line of credit	—		(4)		(170)		(103)		(32)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	(209)		—		—		—		—
Non-owner occupied	—		—		(12)		—		—
Consumer and other	(726)		(783)		(532)		(587)		(579)
Total charge-offs	(2,411)		(3,594)		(717)		(770)		(871)
Recoveries
Commercial and Industrial	88		70		16		38		12
Construction	—		3		1		6		1
Residential real estate:
1-to-4 family mortgage	24		17		25		24		13
Residential line of credit	15		17		75		21		25
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	14		13		3		5		87
Non-owner occupied	—		—		—		—		—
Consumer and other	193		199		92		119		224
Total recoveries	334		319		212		213		362
Net charge-offs	$(2,077)		$(3,275)		$(505)		$(557)		$(509)
Net charge-offs as a percentage of average total loans	0.19%		0.30%		0.05%		0.05%		0.06%
Loans classified as substandard	$74,237		$80,346		$78,881		$68,828		$60,746

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020	2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Nonperforming assets(a)(b)
Past due 90 days or more and accruing interest	$6,459	$5,543	$2,452	$2,100	$1,885
Nonaccrual	24,547	21,062	17,911	16,135	13,721
Total nonperforming loans held for investment	31,006	26,605	20,363	18,235	15,606
Loans held for sale	—	—	—	—	196
Other real estate owned:
Foreclosed	9,332	9,983	8,771	7,830	7,447
Excess land and facilities	7,740	8,956	7,305	7,691	5,381
Other assets	1,188	1,580	1,519	1,499	1,779
Total nonperforming assets	$49,266	$47,124	$37,958	$35,255	$30,409
Total nonperforming loans as a percentage of loans held for investment	0.68%	0.60%	0.47%	0.43%	0.41%
Total nonperforming assets as a percentage of total assets	0.74%	0.77%	0.62%	0.59%	0.57%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.10%	0.09%	0.04%	0.04%	0.04%
Loans restructured as troubled debt restructurings	$11,566	$12,206	$11,460	$8,714	$8,953
Troubled debt restructurings as a percentage of loans held for investment	0.25%	0.28%	0.26%	0.20%	0.24%
(a) Upon adoption of CECL on January 1, 2020, purchase credit deteriorated loans are included in nonperforming assets on a prospective basis.
(b) Nonperforming assets includes guaranteed repurchased loans previously sold of $1.7 million, $2.7 million, $2.6 million, $1.5 million, and $3.4 million for the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

FB Financial Corporation	13

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2020	December 31, 2019

Total Equity	$782,330	$762,329
Less:
Goodwill	174,859	169,051
Other intangibles	18,876	17,589
Tangible Common Equity	$588,595	$575,689

Total Assets	$6,655,687	$6,124,921
Less:
Goodwill	174,859	169,051
Other intangibles	18,876	17,589
Tangible Assets	$6,461,952	$5,938,281

Preliminary Total Risk-Weighted Assets	$5,509,550	$5,172,450

Total Common Equity to Total Assets	11.8%	12.4%
Tangible Common Equity to Tangible Assets*	9.11%	9.7%

	March 31, 2020	December 31, 2019
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$606,922	$572,410
Tier 1 Capital	636,922	602,410
Total Capital	688,396	633,549

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.0%	11.1%
Tier 1 Risk-Based	11.6%	11.6%
Total Risk-Based	12.5%	12.2%
Tier 1 Leverage	10.3%	10.1%
(a) Reflects CECL transition relief of $31.8 million add-back and $37.7 million disallowed from add-back to Tier 2 capital.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	14

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020		2019
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available-for-sale debt securities
U.S. government agency securities	$3,037	—%	$—	—%	$999	—%	$996	—%	$993	—%
Mortgage-backed securities - residential	499,658	65%	490,676	71%	485,300	72%	517,505	77%	511,716	77%
Municipals, tax exempt	235,677	31%	189,235	27%	173,785	26%	149,305	22%	147,640	22%
Treasury securities	24,860	3%	7,448	1%	7,432	1%	7,409	1%	7,305	1%
Corporate securities	985	—%	1,022	—%	1,015	—%	—	—%	—	—%
Total available-for-sale debt securities	764,217	99%	688,381	99%	668,531	99%	675,215	100%	667,654	100%
Equity securities	3,358	1%	3,295	1%	3,250	1%	3,242	—%	3,181	—%
Total securities	$767,575	100%	$691,676	100%	$671,781	100%	$678,457	100%	$670,835	100%
Securities to total assets	11.5%		11.3%		11.0%		11.4%		12.6%
Unrealized gain (loss) on available-for -sale debt securities	$28,058		$11,676		$12,436		$7,303		$(1,799)

FB Financial Corporation	15

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020	2019
Adjusted earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$825	$27,290	$31,684	$25,002	$25,563
Plus merger and mortgage restructuring expenses	3,050	686	407	4,612	1,675
Plus initial provision for credit losses on acquired loans	2,885	—	—	—	—
Adjusted pre-tax earnings	6,760	27,976	32,091	29,614	27,238
Income tax expense, adjusted	1,464	5,897	7,824	7,516	6,412
Adjusted earnings	$5,296	$22,079	$24,267	$22,098	$20,826
Weighted average common shares outstanding- fully diluted	31,734,112	31,470,565	31,425,573	31,378,018	31,349,198
Adjusted diluted earnings per share
Diluted earnings per common share	$0.02	$0.68	$0.76	$0.59	$0.62
Plus merger and mortgage restructuring expenses	0.10	0.02	0.01	0.15	0.05
Plus initial provision for credit losses on acquired loans	0.09	—	—	—	—
Less tax effect	0.04	—	—	0.04	0.01
Adjusted diluted earnings per share	$0.17	$0.70	$0.77	$0.70	$0.66

	2020	2019
Adjusted pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$825	$27,290	$31,684	$25,002	$25,563
Plus provisions for credit losses	29,565	2,950	1,831	881	1,391
Pre-tax pre-provision earnings	30,390	30,240	33,515	25,883	26,954
Plus merger and mortgage restructuring expenses	3,050	686	407	4,612	1,675
Adjusted pre-tax pre-provision earnings	$33,440	$30,926	$33,922	$30,495	$28,629
Weighted average common shares outstanding- fully diluted	31,734,112	31,470,565	31,425,573	31,378,018	31,349,198
Adjusted pre-tax pre-provision diluted earnings per share
Diluted earnings per common share	$0.02	$0.68	$0.76	$0.59	$0.62
Plus income tax expense	—	0.18	0.25	0.20	0.19
Plus provisions for credit losses	0.93	0.10	0.06	0.03	0.05
Pre-tax pre-provision earnings per share	0.95	0.96	1.07	0.82	0.86
Plus merger and mortgage restructuring expenses	0.10	0.02	0.01	0.15	0.05
Adjusted pre-tax pre-provision earnings per share	$1.05	$0.98	$1.08	$0.97	$0.91

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted pro forma earnings*	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$825	$109,539	$105,854	$73,485	$62,324
Plus merger, conversion, offering, and mortgage restructuring expenses	3,050	7,380	2,265	19,034	3,268
Plus initial provision for credit losses on acquired loans	2,885	—	—	—	—
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(3,539)
Adjusted pre-tax earnings	6,760	116,919	108,119	92,519	69,131
Adjusted pro forma income tax expense	1,464	27,648	26,034	34,749	25,404
Adjusted pro forma earnings	$5,296	$89,271	$82,085	$57,770	$43,727
Weighted average common shares outstanding- fully diluted	31,734,112	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pro forma diluted earnings per share*
Diluted earning per share	$0.02	$2.65	$2.55	$1.86	$2.10
Plus merger, conversion, offering, and mortgage restructuring expenses	0.10	0.24	0.07	0.67	0.17
Plus initial provision for credit losses on acquired loans	0.09	—	—	—	—
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(0.18)
Less tax effect and benefit of enacted tax laws	0.04	0.06	0.01	0.48	0.19
Adjusted pro forma diluted earnings per share	$0.17	$2.83	$2.61	$2.05	$2.26
 *Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% for the year ended December 31, 2016.

Adjusted pre-tax pre-provision earnings	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$825	$109,539	$105,854	$73,485	$62,324
Plus provisions for credit losses	29,565	7,053	5,398	(950)	(1,479)
Pre-tax pre-provision earnings	30,390	116,592	111,252	72,535	60,845
Plus merger, conversion, offering, and mortgage restructuring expenses	3,050	7,380	2,265	19,034	3,268
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(3,539)
Adjusted pre-tax pre-provision earnings	$33,440	$123,972	$113,517	$91,569	$67,652
Weighted average common shares outstanding- fully diluted	31,734,112	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pre-tax pre-provision diluted earnings per share
Diluted earnings per common share	$0.02	$2.65	$2.55	$1.86	$2.10
Plus income tax expense	—	0.82	0.83	0.75	1.13
Plus provisions for credit/ loan losses	0.93	0.23	0.17	(0.03)	(0.08)
Pre-tax pre-provision earnings per share	0.95	3.70	3.55	2.58	3.15
Plus merger, conversion, offering, and mortgage restructuring expenses	0.10	0.24	0.07	0.67	0.17
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(0.18)
Adjusted pre-tax pre-provision diluted earnings per share	$1.05	$3.94	$3.62	$3.25	$3.50

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020	2019
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$68,559	$62,686	$62,935	$64,119	$55,101
Less merger and mortgage restructuring expenses	3,050	686	407	4,612	1,675
Core noninterest expense	$65,509	$62,000	$62,528	$59,507	$53,426
Net interest income (tax-equivalent basis)	$56,784	$58,212	$58,769	$57,488	$53,461
Total noninterest income	42,700	35,234	38,145	32,979	29,039
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(277)	277	(82)	94	152
Less gain (loss) from securities, net	63	(18)	(20)	52	43
Core noninterest income	42,914	34,975	38,247	32,833	28,844
Core revenue	$99,698	$93,187	$97,016	$90,321	$82,305
Efficiency ratio (GAAP)(a)	69.3%	67.5%	65.3%	71.2%	67.2%
Core efficiency ratio (tax-equivalent basis)	65.7%	66.5%	64.5%	65.9%	64.9%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2020	2019
Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core consolidated noninterest expense	$65,509	$62,000	$62,528	$59,507	$53,426
Less Mortgage segment core noninterest expense	17,567	14,956	15,686	17,835	17,486
Core Banking segment noninterest expense	$47,942	$47,044	$46,842	$41,672	$35,940
Core revenue	$99,698	$93,187	$97,016	$90,321	$82,305
Less Mortgage segment total revenue	22,110	16,193	18,455	19,119	16,658
Core Banking segment total revenue	$77,588	$76,994	$78,561	$71,202	$65,647
Banking segment core efficiency ratio (tax-equivalent basis)	61.8%	61.1%	59.6%	58.5%	54.7%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$17,567	$14,956	$15,798	$18,664	$18,540
Less mortgage restructuring expense	—	—	112	829	1,054
Core Mortgage segment noninterest expense	$17,567	$14,956	$15,686	$17,835	$17,486
Mortgage segment total revenue	$22,110	$16,193	$18,455	$19,119	$16,658
Mortgage segment core efficiency ratio (tax-equivalent basis)	79.5%	92.4%	85.0%	93.3%	N/M

FB Financial Corporation	18

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020	2019
Adjusted mortgage contribution	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Mortgage segment pre-tax net contribution (loss)	$4,543	$1,237	$2,657	$455	$(1,882)
Retail footprint:
Mortgage banking income	10,651	9,899	10,693	5,451	4,386
Mortgage banking expenses	7,175	8,126	8,087	4,172	2,831
Retail footprint pre-tax net contribution	3,476	1,773	2,606	1,279	1,555
Total mortgage banking pre-tax net (loss) contribution	$8,019	$3,010	$5,263	$1,734	$(327)
Plus mortgage restructuring expense	—	—	112	829	1,054
Total adjusted mortgage banking pre-tax net contribution (loss)	$8,019	$3,010	$5,375	$2,563	$727
Pre-tax pre-provision earnings	$30,390	$30,240	$33,515	$25,883	$26,954
% total mortgage banking pre-tax pre-provision net contribution	26.4%	10.0%	15.7%	6.70%	N/M
Adjusted pre-tax pre-provision earnings	$33,440	$30,926	$33,922	$30,495	$28,629
% total adjusted mortgage banking pre-tax pre-provision net contribution	24.0%	9.73%	15.8%	8.40%	2.54%

	2020	2019
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible assets
Total assets	$6,655,687	$6,124,921	$6,088,895	$5,940,402	$5,335,156
Less goodwill	174,859	169,051	168,486	168,486	137,190
Less intangibles, net	18,876	17,589	18,748	19,945	10,439
Tangible assets	$6,461,952	$5,938,281	$5,901,661	$5,751,971	$5,187,527
Tangible common equity
Total shareholders' equity	$782,330	$762,329	$744,835	$718,759	$694,577
Less goodwill	174,859	169,051	168,486	168,486	137,190
Less intangibles, net	18,876	17,589	18,748	19,945	10,439
Tangible common equity	$588,595	$575,689	$557,601	$530,328	$546,948
Common shares outstanding	32,067,356	31,034,315	30,927,664	30,865,636	30,852,665
Book value per common share	$24.40	$24.56	$24.08	$23.29	$22.51
Tangible book value per common share	$18.35	$18.55	$18.03	$17.18	$17.73
Total shareholders' equity to total assets	11.8%	12.4%	12.2%	12.1%	13.0%
Tangible common equity to tangible assets	9.11%	9.69%	9.45%	9.22%	10.5%

	2020	2019
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total average shareholders' equity	$768,929	$761,949	$731,701	$708,557	$684,545
Less average goodwill	171,532	168,492	168,486	167,781	137,190
Less average intangibles, net	18,152	18,242	19,523	20,214	10,856
Average tangible common equity	$579,245	$575,215	$543,692	$520,562	$536,499
Net income	$745	$21,572	$23,966	$18,688	$19,588
Return on average tangible common equity	0.52%	14.9%	17.5%	14.4%	14.8%

FB Financial Corporation	19

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020	2019
Adjusted return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$579,245	$575,215	$543,692	$520,562	$536,499
Adjusted net income	5,296	22,079	24,267	22,098	20,826
Adjusted return on average tangible common equity	3.68%	15.2%	17.7%	17.0%	15.7%

	2020	2019
Adjusted pre-tax pre-provision return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$579,245	$575,215	$543,692	$520,562	$536,499
Adjusted pre-tax pre-provision earnings	33,440	30,926	33,922	30,495	28,629
Adjusted pre-tax pre-provision return on average tangible common equity	23.2%	21.3%	24.8%	23.5%	21.6%

Pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Total average shareholders' equity	$768,929	$723,494	$629,922	$466,219	$276,587
Less average goodwill	171,532	160,587	137,190	84,997	46,867
Less average intangibles, net	18,152	17,236	12,815	8,047	5,353
Average tangible common equity	$579,245	$545,671	$479,917	$373,175	$224,367
Pro forma net income	$745	$83,814	$80,236	$52,398	$39,422
Pro forma return on average tangible common equity	0.5%	15.4%	16.7%	14.0%	17.6%

Adjusted pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$579,245	$545,671	$479,917	$373,175	$224,367
Adjusted pro forma net income	5,296	89,271	82,085	57,770	43,727
Adjusted pro forma return on average tangible common equity	3.7%	16.4%	17.1%	15.5%	19.5%

Adjusted pre-tax pre-provision return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$579,245	$545,671	$479,917	$373,175	$224,367
Adjusted pre-tax pre-provision earnings	33,440	123,972	113,517	91,569	67,652
Adjusted pre-tax pre-provision return on average tangible common equity	23.2%	22.7%	23.7%	24.5%	30.2%

FB Financial Corporation	20

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020	2019
Adjusted return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$745	$21,572	$23,966	$18,688	$19,588
Average assets	6,409,417	6,157,931	5,988,572	5,771,371	5,174,918
Average equity	768,929	761,949	731,701	708,557	684,545
Return on average assets	0.05%	1.39%	1.59%	1.30%	1.54%
Return on average equity	0.39%	11.2%	13.0%	10.6%	11.6%
Adjusted net income	$5,296	$22,079	$24,267	$22,098	$20,826
Adjusted return on average assets	0.33%	1.42%	1.61%	1.54%	1.63%
Adjusted return on average equity	2.77%	11.5%	13.2%	12.5%	12.3%

	2020	2019
Adjusted pre-tax pre-provision return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$745	$21,572	$23,966	$18,688	$19,588
Average assets	6,409,417	6,157,931	5,988,572	5,771,371	5,174,918
Average equity	768,929	761,949	731,701	708,557	684,545
Return on average assets	0.05%	1.39%	1.59%	1.30%	1.54%
Return on average equity	0.39%	11.2%	13.0%	10.6%	11.6%
Adjusted pre-tax pre-provision earnings	$33,440	$30,926	$33,922	$30,495	$28,629
Adjusted pre-tax pre-provision return on average assets	2.10%	1.99%	2.25%	2.12%	2.24%
Adjusted pre-tax pre-provision return on average equity	17.5%	16.1%	18.4%	17.3%	17.0%

Adjusted pro forma return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$745	$83,814	$80,236	$52,398	$39,422
Average assets	6,409,417	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	768,929	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.05%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	0.39%	11.6%	12.7%	11.2%	14.3%
Adjusted pro forma net income	$5,296	$89,271	$82,085	$57,770	$43,727
Adjusted pro forma return on average assets	0.33%	1.55%	1.69%	1.52%	1.46%
Adjusted pro forma return on average equity	2.77%	12.3%	13.0%	12.4%	15.8%

FB Financial Corporation	21

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted pre-tax pre-provision return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$745	$83,814	$80,236	$52,398	$39,422
Average assets	6,409,417	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	768,929	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.05%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	0.39%	11.6%	12.7%	11.2%	14.3%
Adjusted pre-tax pre-provision earnings	$33,440	$123,972	$113,517	$91,569	$67,652
Adjusted pre-tax pre-provision return on average assets	2.10%	2.15%	2.34%	2.40%	2.25%
Adjusted pre-tax pre-provision return on average equity	17.5%	17.1%	18.0%	19.6%	24.5%

FB Financial Corporation	22